AGREEMENT


AGREEMENT made this 18th day of March, 1999, by and between TRIMFAST GROUP, INC., a Nevada corporation, hereinafter referred to as "TGI" and ARYEH TRADING, a New York corporation, hereinafter referred to as "ARYEH".

WHEREAS, "TGI" is a publicly traded company interested in securing investors in its shares both by public sales and private sales; and

WHEREAS, "ARYEH" is parties have jointly agreed to enter this AGREEMENT for their mutual benefit.

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS CONTAINED HEREIN AND FOR OTHER GOOD AND LAWFUL CONSIDERATION, IT IS MUTUALLY AGREED AS FOLLOWS:

     1.   Purchase of "TGI" shares by "ARYEH"
          -----------------------------------

          1.1  Initial Purchase by "ARYEH". Within  thirty-five (35) days of the
               ----------------------------
               date of this AGREEMENT, "ARYEH" shall purchase "TGI" stock in the open market having a cumulative value of no less then Three Hundred Thousand ($300,000.00) Dollars.

          1.2  Purchase by "ARYEH" form "TGI".  "ARYEH"  agrees to purchase from
               -------------------------------
               "TGI" and "TGI" agrees to sell to "ARYEH" a cumulative total of 300,000 shares of "TGI" stock at a price of $4.00 per share for each purchased upon the following terms and conditions, provided, however, that for all purposes of this Section 1.2 the price of "TGI'" shares on the open market shall reach the price hereinbelow stated and defined and delineated by the term "AVERAGE" which shall be defined as the weighted average market price for said shares for the previous five (5) trading and until such price shall reach such "AVERAGE", "ARYEH" shall have no obligation to purchase:


               (a) "ARYEH" agrees to purchase form "TGI" and "TGI" agrees to sell to "ARYEH" 60,000 shares when the "AVERAGE" is $5.00 per share and the settlement date shall be three (3) business days form the date upon which the "AVERAGE" price per share has the sum stated herein.

               (b) "ARYEH" agrees to purchase from "TGI" and "TGI" aggress to sell to "ARYEH" 30,000 shares when the "AVERAGE" is $5.00 per share and the settlement date shall be three (3) business days form the date upon which the "AVERAGE" price per share has the sum stated herein.
               (c) "ARYEH" agrees to purchase from "TGI" and "TGI" aggress to sell to "ARYEH" 30,000 shares when the "AVERAGE" is $6.00 per share and the settlement date shall be three (3) business days form the date upon which the "AVERAGE" price per share has the sum stated herein.
               (d) "ARYEH" agrees to purchase from "TGI" and "TGI" aggress to sell to "ARYEH" 30,000 shares when the "AVERAGE" is $6.50 per share and the settlement date shall be three (3) business days form the date upon which the "AVERAGE" price per share has the sum stated herein.
               (e) "ARYEH" agrees to purchase from "TGI" and "TGI" aggress to sell to "ARYEH" 30,000 shares when the "AVERAGE" is $7.00 per share and the settlement date shall be three (3) business days form the date upon which the "AVERAGE" price per share has the sum stated herein.
               (f) "ARYEH" agrees to purchase from "TGI" and "TGI" aggress to sell to "ARYEH" 30,000 shares when the "AVERAGE" is $7.50 per share and the settlement date shall be three (3) business days form the date upon which the "AVERAGE" price per share has the sum stated herein.
               (g) "ARYEH" agrees to purchase from "TGI" and "TGI" aggress to sell to "ARYEH" 30,000 shares when the "AVERAGE" is $8.00 per share and the settlement date shall be three (3) business days form the date upon which the "AVERAGE" price per share has the sum stated herein.
               (h) "ARYEH" agrees to purchase from "TGI" and "TGI" aggress to sell to "ARYEH" 30,000 shares when the "AVERAGE" is $8.50 per share and the settlement date shall be three (3) business days form the date upon which the "AVERAGE" price per share has the sum stated herein.
               (i) "ARYEH" agrees to purchase from "TGI" and "TGI" aggress to sell to "ARYEH" 30,000 shares when the "AVERAGE" is $9.00 per share and the settlement date shall be three (3) business days form the date upon which the "AVERAGE" price per share has the sum stated herein.

               "TGI" warrants and represents that each share purchased by "ARYEH" under the terms and provisions of this Section 1.2 shall be free trading no later then June 1st , 1999.


     2.   Conditional Agreement.  The within Agreement is deemed to be dependent
          ----------------------
          upon and integrated with the completion of the acquisition of the corporations known as IMMC and IMMCEL Pharmaceuticals by "TGI", and it is specifically understood and agreed by the parties that the terms, conditions, and covenants as contained herein shall have no legal consequence or effect until and unless "TGI" acquires the aforesaid corporations.



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     3.   General  Terms,
          ---------------
          3.1 This Agreement and the accompanying agreements referred to herein constitute the entire understanding between the parties with respect to the subjects hereof and thereof, and supersede and replace all prior understandings, writings and discussions between the parties.
          3.2 This Agreement may be amended and any of its terms or conditions may be waived only by a written instrument executed by the parties, or in the case of a waiver, by the party waiving compliance. The failure of either at any time or times to require performance of any provisions hereof shall not affect its right at a later time to enforce the same. No waiver by either party of any condition or term in any one or more instances shall be construed as further or continuing waiver of such condition or term or of any other condition or term.
          3.3 The caption in this Agreement are included for convenience only, and shall have no effect upon the interpretation of any provision.
          3.4 The parties shall each bear their own legal and other expenses in connection with this Agreement and the transactions contemplated hereby.
          3.5 The parties mutually acknowledge and agree that in the event of default by either party under this AGREEMENT the injury to the aggrieved party will be irreparable and damages will be inadequate, and that in addition to any other remedy provided by law, the aggrieved party shall, at its option, be entitled to specific performance of all covenants provided in this AGREEMENT.
          3.6 Any controversy or claim arising out of or relating to this Agreement or the breach thereof shall be settled by arbitration in Tampa, Florida in accordance with the commercial arbitration rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.
          3.7 The Agreement shall be governed by an interpreted in accordance with the law of the State of Florida.
          3.8 Any notice or other communication required or permitted hereunder shall be in writing and shall be considered duly given if delivered by hand or air courier as follows:

               If to "TGI":

                    TRIMFAST GROUP,  INC. @ 777 So. Harbor Island Blvd.,  Tampa,
               Florida 33602.

               If to "ARYEH":
                    Aryeh Trading @ 551 5th Avenue, New York, NY


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          IN WITNESS  WHEREOF,  the parties  have  hereunto  set their hands and seals and caused this AGREEMENT to be executed the day and year first above written.

Attest:                                   TRIMFAST  GROUP,  INC.

____________________________              /s/  Michael  Muzio
                                          -----------------------------------
Benjamin  Wiesman,  As't  Secretary       By:  Michael  J.  Muzio,  President






Attest:                                   ARYEH  TRADING


___________________________               /s/  Moishe  Bodner,  President
                                          ----------------------------------
Secretary                                 By:  Moiche  Bodner,  President


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